SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the registrant _X_

Filed by a party other than the registrant ___

Check the appropriate box:

___ Preliminary Proxy Statement

___ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

_X_ Definitive proxy statement

___ Definitive additional materials

___ Soliciting material under Rule 14a-12

DILLARD'S, INC.

(Name of Registrant as Specified In Its Charter)

DILLARD'S, INC.

(Name of Person(s) Filing Proxy Statement,if other than Registrant)

Payment of filing fee (check the appropriate box):

_X_ No fee required.

___ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title or each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

___ Fee paid previously with preliminary materials.

___ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

DILLARD'S, INC.
PROXY STATEMENT

DILLARD'S, INC.
POST OFFICE BOX 486
LITTLE ROCK, ARKANSAS 72203

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 20, 2000

PROXY STATEMENT

DILLARD'S, INC.
POST OFFICE BOX 486
LITTLE ROCK, ARKANSAS 72203

TO THE HOLDERS OF CLASS A AND	Little Rock, Arkansas
CLASS B COMMON STOCK:	April 14, 2000

Notice is hereby given that the annual meeting of Stockholders of Dillard's, Inc., will be held at the auditorium of Dillard's Corporate Office, 1600 Cantrell Road, Little Rock, Arkansas on Saturday, May 20, 2000, at 9:30 a.m. for the following purposes:

1. To elect 12 Directors of the Company (four Directors to represent Class A Stockholders and eight Directors to represent Class B Stockholders).

2. To consider and act upon a proposal to adopt a stock option plan for certain key employees of the Company.

3. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The stock transfer books of the Company will not be closed, but only stockholders of record at the close of business on March 31, 2000, will be entitled to notice of, and to vote at, the meeting.

Your participation in the meeting is earnestly solicited. If you do not expect to be present in person at the meeting, please sign, date, and fill in the enclosed Proxy and return it by mail in the enclosed envelope to which no postage need be affixed if mailed in the United States of America.

By Order of the Board of Directors

JAMES I. FREEMAN
Senior Vice President,
Chief Financial Officer,
Assistant Secretary

DILLARD'S, INC.
POST OFFICE BOX 486
LITTLE ROCK, ARKANSAS 72203
Telephone (501) 376-5200

April 14, 2000

PROXY STATEMENT

The enclosed Proxy is solicited by and on behalf of the management of Dillard's, Inc. (the "Company"), a Delaware corporation, for use at the annual meeting of stockholders to be held on Saturday, May 20, 2000, at 9:30 a.m. at the auditorium of Dillard's Corporate Office, 1600 Cantrell Road, Little Rock, Arkansas, or at any adjournment or adjournments thereof.

Any stockholder giving a Proxy has the power to revoke it, at any time before it is voted, by written revocation delivered to the Secretary of the Company. Proxies solicited herein will be voted in accordance with any directions contained therein, unless the Proxy is received in such form or at such time as to render it ineligible to vote, or unless properly revoked. If no choice is specified, the shares will be voted in accordance with the recommendations of the Board of Directors as described herein.

If matters of business other than those described in the Proxy properly come before the meeting, the persons named in the Proxy will vote in accordance with their best judgment on such matters. The Proxies solicited herein shall not confer any authority to vote at any meeting of stockholders other than the meeting to be held on May 20, 2000, or any adjournment or adjournments thereof.

The cost of soliciting Proxies will be borne by the Company. The Company will reimburse brokers, custodians, nominees and other fiduciaries for their charges and expenses in forwarding proxy material to beneficial owners of shares. In addition to solicitation by mail, certain officers and employees of the Company may solicit Proxies by telephone, telegraph and personally. These persons will receive no compensation other than their regular salaries. The Company has retained D.F. King & Co., Inc., a professional proxy solicitation firm, to assist in the solicitation of proxies. The fees of such firm are not expected to exceed $6,500.

OUTSTANDING STOCK; VOTING RIGHTS;
VOTE REQUIRED FOR APPROVAL

The stock transfer books of the Company will not be closed, but only stockholders of record at the close of business on March 31, 2000, will be entitled to notice of, and to vote at, the meeting. At that date, there were 89,584,720 shares of Class A Common Stock outstanding and 4,010,929 shares of Class B Common Stock outstanding.

Each holder of Class A Common Stock and each holder of Class B Common Stock shall be entitled to one vote on the matters presented at the meeting for each share standing in his name except that the holders of Class A Common Stock are empowered as a class to elect one-third of the Directors and the holders of Class B Common Stock are empowered as a class to elect two-thirds of the Directors. In order to provide for a more manageable Board size, 12 nominees have been named instead of the 15 that are provided for by the Company's governing instruments. Stockholders will not be allowed to vote for a greater number of nominees than those named in this proxy statement. Nominees for director of each class, to be elected, must receive a plurality of the votes cast within that class. Cumulative voting for Directors is not permitted. Approval of the proposal to adopt a stock option plan for certain key employees requires the affirmative vote of the holders of a majority of the shares of Common Stock represented at the meeting and entitled to vote. Under Delaware General Corporate Law, if shares are held by a broker that has indicated that it does not have discretionary authority to vote on a particular matter ("broker non-votes"), those shares will not be considered as present and entitled to vote with respect to that matter, but such shares will be counted with respect to determining whether a quorum is present. Abstentions will not be counted as votes cast for election of directors and with respect to the proposal to adopt a stock option plan, abstentions will have the effect of a vote against such proposal. Under New York Stock Exchange Rules, the stock option plan must be approved by a majority of the votes cast at the meeting on the proposal, provided the aggregate number of votes cast on the proposal represents a majority of the Company's outstanding shares. Abstentions count as votes cast, but have the effect of a vote against the stock option plan, while broker non-votes do not count toward the aggregate number of votes cast.

The last date for the acceptance of Proxies by management is the close of business on May 19, 2000, and no Proxy received after that date will be voted by management at the meeting.

PRINCIPAL HOLDERS OF VOTING SECURITIES

The following table sets forth certain information regarding persons who beneficially owned five percent (5%) or more of a class of the Company's outstanding voting securities at the close of business on January 29, 2000.

		No. of	Percent
Name and Address	Class	Shares Owned	Of Class (1)

Sanford C. Bernstein & Co., Inc. 767 Fifth Avenue New York, NY 10153	Class A	9,184,636 (2)	9.7%

Capital Research and Management Company 333 South Hope Street Los Angeles, CA 90071	Class A	7,591,000 (2)	8.0%

Dodge & Cox One Sansome St. 35th Floor San Francisco, CA 94014	Class A	5,675,561(2)	6.0%

Invesco, Inc. 1315 Peachtree Street, N.E. Suite 500 Atlanta, GA 30309	Class A	8,173,312 (2)	8.6%

The Prudential Insurance Company of America 751 Broad Street Newark, New Jersey	Class A	10,426,632 (2)	11.0%

W.D. Company (3) Little Rock, Arkansas	Class A Class B	41,496 3,985,776	* 99.4%

* Denotes less than 0.1%

(1) At January 29, 2000 there were a total of 94,767,310 shares of the Company's Class A Common Stock and 4,010,929 shares of the Company's Class B Common Stock outstanding.

(2) Based on information contained in a Schedule 13G filed with the Securities and Exchange Commission.

(3) William Dillard, Chairman of the Board of Directors of the Company, William Dillard II, Chief Executive Officer, Alex Dillard, President, and Mike Dillard, Executive Vice President, are officers and directors of W.D. Company, Inc. and own 21.3%, 25.1%, 23.3% and 22.0%, respectively, of the outstanding voting stock of W.D. Company, Inc.

ELECTION OF DIRECTORS

Four Directors representing Class A Stockholders and eight Directors representing Class B Stockholders are to be elected by the Class A Stockholders and the Class B Stockholders, respectively, at the annual meeting for a term of one year and until the election and qualification of their successors. The Proxies solicited hereby will be voted "FOR" the election as Directors of the 12 persons hereinafter identified under "Nominees for Election as Directors" if not specified otherwise. Management does not know of any nominee who will be unable to serve, but should any nominee be unable or decline to serve, the discretionary authority provided in the Proxy will be exercised to vote for a substitute or substitutes. Management has no reason to believe that any substitute nominee will be required.

In 1998, the Company adopted a resolution amending its by-laws to provide that nominations to represent Class A stockholders shall be of independent persons only. For these purposes, independent shall mean a person who: has not been employed by the Company or an affiliate in any executive capacity within the last five years; was not, and is not a member of a corporation or firm that is one of the Company's paid advisers or consultants; is not employed by a significant customer, supplier or provider of professional services; has no personal services contract with the Company; is not employed by a foundation or university that receives significant grants or endowments from the Company; is not a relative of the management of the Company; is not a shareholder who has signed shareholder agreements legally binding him to vote with management; and is not the chairman of a company on which Dillard's, Inc. Chairman or Chief Executive Officer is also a board member.

All of the nominees to represent Class A Stockholders listed below qualify as independent persons as defined in the above resolution. Although there is no requirement that nominees to represent Class B Stockholders be independent, over half of all the nominees listed below qualify as independent persons under the above described resolution.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION AS DIRECTORS OF THE 12 PERSONS HEREINAFTER IDENTIFIED.

NOMINEES FOR ELECTION AS DIRECTORS

The following table briefly indicates the principal occupation of each nominee, the approximate number of shares of Class A and Class B Common Stock of the Company beneficially owned by each nominee as of January 29, 2000, and the year each nominee first was elected as a Director. The table also indicates the approximate number of shares of Class A and Class B Common Stock of the Company beneficially owned by the executive officers named under "Compensation of Directors and Executive Officers" and the number of shares beneficially owned by the directors and executive officers, as a group, as of January 29, 2000.

Name	Age	Principal Occupation	Director Since	Shares of Common Stock Beneficially Owned as of 1/29/2000 (1)		Percent of Class
William Dillard (b)(2)	85	Chairman of the Board of the Company	1964	Class A Class B	842,007 3,985,776	(3) (3)	.9% 99.4%
Calvin N. Clyde Jr. (b)	79	Chairman of the Board, T.B. Butler Publishing Co., Inc., Tyler, TX	1985	Class A Class B	19,087 None	(4)	*
Robert C. Connor (a)	58	Investments	1987	Class A Class B	22,009 None	(5)	*
Drue Corbusier (b)	53	Executive Vice President of the Company	1994	Class A Class B	596,791 None	(6)	.6%
Will D. Davis (a)	70	Partner, Heath, Davis & McCalla, Attorneys, Austin, TX	1972	Class A Class B	26,040 None	(7)	*
Alex Dillard (b)(2)	50	President of the Company	1975	Class A Class B	1,433,735 3,985,776	(3) (3)	1.5% 99.4%
Mike Dillard (b)(2)	48	Executive Vice President of the Company	1976	Class A Class B	1,115,746 3,985,776	(3) (3)	1.2% 99.4%

William Dillard II (b)(2)	55	Chief Executive Officer of the Company	1967	Class A Class B	1,568,978 3,985,776	(3) (3)	1.6% 99.4%
James I. Freeman (b)	50	Senior Vice President and Chief Financial Officer of the Company	1991	Class A Class B	558,192 None	(8)	.6%
John Paul Hammerschmidt (a)	77	Retired Member of Congress	1992	Class A Class B	14,000 None	(9)	*
John H. Johnson (a)	82	President and Publisher, Johnson Publishing Company, Inc., Chicago, IL	1986	Class A Class B	17,000 None	(10)	*
William H. Sutton (b)	69	Managing Partner, Friday, Eldredge & Clark, Attorneys, Little Rock, AR	1994	Class A Class B	20,000 None	(11)	*
All Nominees and Executive Officers as a Group (a total of 22 persons)				Class A Class B	7,301,532 3,985,776	(12)(13) (12)	7.3% 99.4%

(a) Class A Director
(b) Class B Director
*Denotes less than 0.1%

(1) Based on information furnished by the respective individuals.

(2) William Dillard is a director and officer of W. D. Company, Inc. and owns 21.3% of the outstanding voting stock of such company. William Dillard II, Alex Dillard and Mike Dillard are sons of William Dillard and are directors and officers of W. D. Company, Inc. and own 25.1%, 23.3% and 22.0%, respectively, of the outstanding voting stock of such company.

(3) Includes 41,496 shares of Class A Common Stock and 3,985,776 of Class B Common Stock owned by W. D. Company, Inc., in which shares William Dillard, William Dillard II, Alex Dillard and Mike Dillard are each deemed to have a beneficial interest due to their respective relationships with W. D. Company, Inc. See "Principal Holders of Voting Securities." William Dillard and his wife individually own 317,254 and 2,772 shares, respectively, of Class A Common Stock; he has sole voting power with respect to 19,485 shares held in trust for three minor children and has the right to acquire beneficial ownership of 461,000 shares pursuant to currently exercisable options granted under Company stock option plans. William Dillard II individually owns 577,482 shares of Class A Common Stock and has the right to acquire beneficial ownership of 950,000 shares pursuant to currently exercisable options granted under Company stock option plans. Alex Dillard and his wife individually own 398,878 and 43,361 shares, respectively, of Class A Common Stock, and he has the right to acquire beneficial ownership of 950,000 shares pursuant to currently exercisable options granted under Company stock option plans. Mike Dillard individually owns 292,945 shares of Class A Common Stock, has sole voting power with respect to 31,305 shares held in trust for three minor children and has the right to acquire beneficial ownership of 750,000 shares pursuant to currently exercisable options granted under Company stock option plans.

(4) Calvin N. Clyde owns 5,087 shares of Class A Common Stock and has the right to acquire beneficial ownership of 14,000 shares pursuant to currently exercisable options granted under Company stock option plans.

(5) Includes nine shares owned by his wife. Robert C. Connor owns 8,000 shares of Class A Common Stock and has the right to acquire beneficial ownership of 14,000 shares pursuant to currently exercisable options granted under Company stock option plans.

(6) Drue Corbusier owns 116,791 shares of Class A Common Stock and has the right to acquire beneficial ownership of 480,000 shares pursuant to currently exercisable options granted under Company stock option plans.

(7) Will D. Davis owns 12,040 shares of Class A Common Stock and has the right to acquire beneficial ownership of 14,000 shares pursuant to currently exercisable options granted under Company stock option plans.

(8) James I. Freeman individually owns 106,718 shares and has the right to acquire beneficial ownership of 451,474 shares pursuant to currently exercisable options granted under Company stock option plans.

(9) John Paul Hammerschmidt has the right to acquire beneficial ownership of 14,000 shares pursuant to currently exercisable options granted under Company stock option plans.

(10) Johnson Publishing Company, Inc., of which John H. Johnson is President and Publisher, owns 3,000 shares of Class A Common Stock, and he has the right to acquire beneficial ownership of 14,000 shares pursuant to currently exercisable options granted under Company stock option plans.

(11) William H. Sutton owns 9,000 shares of Class A Common Stock and has the right to acquire beneficial ownership of 11,000 shares pursuant to currently exercisable options granted under Company stock option plans.

(12) The shares in which William Dillard, William Dillard II, Alex Dillard and Mike Dillard are deemed to have a beneficial interest due to their respective relationships with W. D. Company, Inc. have been included in this computation only once and were not aggregated for such purpose.

(13) Includes the right to acquire beneficial ownership of 5,088,442 shares pursuant to currently exercisable options granted under Company stock option plans.

The following nominees for director also hold directorships in the designated companies:

Name	Director of
William Dillard, II	Acxiom Corporation and Barnes & Noble, Inc.
John Paul Hammerschmidt	American Freightways Corporation, First Federal Bank of Arkansas, and Southwestern Energy Co.

The business associations of the nominees as shown in the table under "Nominees for Election as Directors" have been continued for more than five years, except that prior to 1998 William Dillard was Chief Executive Officer of the Company, Drue Corbusier was Vice President of the Company, Alex Dillard was Executive Vice President of the Company and William Dillard II was President and Chief Operating Officer of the Company. Each nominee for Director was elected to the Board of Directors at the annual meeting of stockholders held May 15, 1999.

The Board of Directors met four times during the last 12 months, on May 15, August 28, and November 13, 1999 and March 4, 2000.

Audit Committee members are Calvin N. Clyde, Jr., Chairman; John H. Johnson; and William H. Sutton. The Audit Committee held two meetings during the year.

The Executive Compensation and Stock Option Committee members are Robert C. Connor; Will D. Davis, Chairman and John Paul Hammerschmidt. The Executive Compensation and Stock Option Committee held two meetings during the year.

All of the nominees for director attended more than 75% of the aggregate of (1) the total number of meetings of the Board of Directors and (2) the total number of meetings held by all committees of the board on which they served.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Cash and Other Compensation

The following table sets forth, for the fiscal years indicated, the cash and other compensation provided by the Company and its subsidiaries to the Chief Executive Officer and each of the four most highly compensated executive officers (the "named executive officers") of the Company in all capacities in which they served.

Summary Compensation Table
Long Term Compensation
		Annual Compensation			Awards		Payouts
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Name and Principal Position	Year	Salary($)	Bonus($)	Other Annual Compensation ($)	Restricted Stock Award(s)($)	Securities Underlying Options/ SARs(#)	LTIP Payouts ($)	All Other Compensa- tion($)(1)
William Dillard II Chief Executive Officer	1999 1998 1997	$680,000 650,000 630,000	$1,335,000 650,000 1,150,000	-- -- --	-- -- --	350,000 150,000 150,000	-- -- --	$139,900 244,823 165,200
Alex Dillard President	1999 1998 1997	590,000 560,000 540,000	1,335,000 650,000 1,150,000	-- -- --	-- -- --	350,000 150,000 150,000	-- -- --	129,120 210,080 152,440
Mike Dillard Executive Vice President	1999 1998 1997	520,000 500,000 480,000	690,000 340,000 600,000	-- -- --	-- -- --	200,000 100,000 150,000	-- -- --	79,400 155,639 110,750
Drue Corbusier Executive Vice President	1999 1998 1997	475,000 450,000 420,000	625,000 300,000 400,000	-- -- --	-- -- --	200,000 100,000 70,000	-- -- --	83,610 92,600 72,166
James I. Freeman Senior Vice President and Chief Financial Officer	1999 1998 1997	475,000 445,000 425,000	465,000 250,000 400,000	-- -- --	-- -- --	200,000 100,000 70,000	-- -- --	60,150 105,758 71,700

(1) Amounts represent the Company's defined contributions for the benefit of the named executive officers pursuant to its Retirement Plan.

Stock Option Grants

The following table sets forth information concerning stock options granted under the Company's 1990 and 1998 Stock Option Plans to the named executive officers:

Option/SAR Grants in Last Fiscal Year
Individual Grants					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
(a)	(b)	(c)	(d)	(e)	(f)	(g)
Name	Number of Securities Underlying Options/ SARs Gran- ted(#)(1)	% of Total Options/SARs Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date	5% ($)	10% ($)
William Dillard II	150,000 200,000	3.6% 4.8	$25.13 18.13	2/5/2006 12/10/2006	$1,534,050 1,476,000	$3,575,700 3,439,400
Alex Dillard	150,000 200,000	3.6 4.8	25.13 18.13	2/ 5/2006 12/10/2006	1,534,050 1,476,000	3,575,700 3,439,400
Mike Dillard	100,000 100,000	2.4 2.4	25.13 18.13	2/ 5/2006 12/10/2006	1,022,700 738,000	2,383,800 1,719,700
Drue Corbusier	100,000 100,000	2.4 2.4	25.13 18.13	2/5/2006 12/10/2006	1,022,700 738,000	2,383,800 1,719,700
James I. Freeman	100,000 100,000	2.4 2.4	25.13 18.13	2/ 5/2006 12/10/2006	1,022,700 738,000	2,383,800 1,719,700

(1) If payment for shares upon exercise of any of these options is made with shares of the Company's common stock owned by the optionee, the optionee shall be granted on that date an option ("Reload Option") to purchase a number of shares equal to the number of shares tendered to the Company. The exercise price of the Reload Option shall be the market price of the Company's common stock on the Reload Option grant date, and the expiration date of the Reload Option shall be the same as that of the original option.

Stock Option Exercises and Holdings

The following table sets forth information concerning stock options exercised during the last fiscal year and stock options held as of the end of the last fiscal year by the named executive officers.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

(a)	(b)	(c)	(d)		(e)
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options/SARs at FY-End (#)		Value of Unexercised In-the-Money Options/SARs at FY-End($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
William Dillard II	0	$0	950,000	0	0	0
Alex Dillard	0	0	950,000	0	0	0
Mike Dillard	150,000	468,750	750,000	0	0	0
Drue Corbusier	40,000	125,000	480,000	0	0	0
James I. Freeman	191,492	975,147	451,474	0	0	0

(1) Represents the amount by which the market price at fiscal year end of the shares underlying unexercised options exceeds the exercise price for such shares.

Pension Plan

The following table shows the estimated annual benefits payable pursuant to the Company's pension plan to persons in specified compensation and years of service categories upon retirement.

Pension Plan Table
Years of Service
Remuneration	15	20	25	30	35
$300,000	$67,500	$92,066	$117,066	$142,066	$167,066
350,000	79,566	108,733	137,900	167,066	196,233
400,000	92,066	125,400	158,733	192,066	225,400
450,000	104,566	142,066	179,566	217,066	254,567
500,000	117,066	158,733	200,400	242,067	283,733
550,000	129,566	175,400	221,233	267,067	312,900
600,000	142,066	192,066	242,067	292,067	342,067
650,000	154,566	208,733	262,900	317,067	371,233
700,000	167,066	225,400	283,733	342,067	400,400

A participant's compensation covered by the Company's pension plan is his average salary (as reported in the Summary Compensation Table) for the last five years of his employment with the Company. The credited years of service for each of the named executive officers is as follows: William Dillard II, 31 years; Alex Dillard, 28 years; Mike Dillard, 28 years; Drue Corbusier, 31 years; and James I. Freeman, 11 years. Benefits shown are computed as a single life annuity with five years term certain beginning at age 65 and are not subject to deduction for social security or other offset amounts.

Compensation of Directors

Directors who are not officers of the Company each receive an annual retainer of $30,000, $1,250 for attendance at each board meeting, $500 for each committee meeting, and actual travel expenses.

Compensation Committee Interlocks and Insider Participation

The Company's Executive Compensation and Stock Option Committee is composed of Robert C. Connor; Will D. Davis; and John Paul Hammerschmidt. Mr. Davis is a partner of the law firm Heath, Davis & McCalla, which was retained by the Company for legal services prior to January 29, 2000.

Report of Executive Compensation and Stock Option Committee

The following report addressing the Company's compensation policies for executive officers for fiscal 1999 is submitted by the Executive Compensation and Stock Option Committee (the "Compensation Committee") of the Board of Directors.

General

The Compensation Committee, which is composed of independent directors who are not employees of the Company, establishes policies relating to the compensation of employees and oversees the administration of the Company's employee benefit plans. The compensation program of the Company has been designed (1) to provide compensation opportunities that are equivalent to those offered by comparable companies, thereby allowing the Company to compete for and retain talented executives who are critical to the Company's long-term success, (2) to motivate key senior officers by rewarding them for attainment of profitability of the Company, and (3) to align the interests of executives with the long-term interests of stockholders by awarding stock options to executives as part of the compensation provided to them.

In order to develop a competitive compensation package for the executive officers of the Company, the Compensation Committee compares the Company's compensation package with those of a comparison group. The comparison group is composed of department stores, specialty stores and other public companies that were family-founded and continue to be family-managed. Not all of the companies in the comparison group are included in the Standard & Poor's Department Store Index. The Compensation Committee believes that the companies in the comparison group are comparable to the Company in management style and management culture. Although the Compensation Committee has made these comparisons, it also has taken into account that as the Company has grown in size, the number of senior executives has not grown proportionately, so that the number of senior executives retained by the Company is lower than the number of senior executives at other companies of similar size.

Currently, the Company's compensation program consists of salary, annual cash performance bonus based on the profitability of the Company, and long-term incentive opportunities in the form of stock options. The compensation program is focused both on short-term and long-term performance of the Company, rewarding executives for both achievement of profitability and growth in stockholder value.

Salary -- Each year the Compensation Committee establishes the salary for all executive officers. Such salaries are set at the discretion of the Compensation Committee and are not specifically related to any company performance criteria as are both the cash performance bonus and stock option portions of the compensation program, which are discussed below. The Compensation Committee does, however, base any increase in salary on targets based on a regression analysis of salaries paid versus total revenues for the comparison group. For fiscal 1999, the salaries set by the Compensation Committee were below the target salaries produced by this analysis.

Cash Performance Bonus -- Cash performance bonuses may be paid annually to senior management. For bonuses to be paid, however, the Company must have income before federal and state income taxes ("pre-tax income") for the fiscal year. The Compensation Committee, within ninety (90) days after the start of a fiscal year, designates those individuals in senior management eligible to receive a cash performance bonus. Bonuses are paid at the conclusion of a fiscal year from a bonus pool which is equal to one and one-half percent (1-1/2%) of the Company's pre-tax income plus three and one-half (3-1/2%) of the increase in pre-tax income over the prior fiscal year. When the Compensation Committee designates the individuals eligible to participate in the cash performance bonus program, it also designates the percent of the bonus pool each individual will be entitled to receive. The Compensation Committee retains at all times the authority to adjust downward the amount of bonus any individual may receive pursuant to the above-described formula. For fiscal 1999, the Company experienced a pre-tax income of $283,949,000 and an increase in pre-tax income of $64,865,000 over the prior fiscal year.

The Compensation Committee made a decision to adjust downward by approximately $2,000,000 the amount of bonus which the named executive officers would receive for fiscal 1999 pursuant to the cash performance bonus program.

Stock Options -- Stock option grants under the Company's 1998 Incentive and Non-Qualified Stock Option Plan are utilized by the Company for long-term incentive compensation for executive officers. These stock option grants relate their compensation directly to the performance of the Company's stock. The exercise price for the options granted is one hundred percent (100%) of the fair market value of the shares underlying such options on the date of grant and have value to the executive officers only if the Company's stock price increases. The stock options are exercisable on or after February 5, 1999 and December 10, 1999. When making option grants, the Compensation Committee does not consider the number of options already held by an executive officer.

As discussed in previous Compensation Committee Reports, the Omnibus Budget Reconciliation Act of 1993 prevents public corporations from deducting as a business expense that portion of compensation exceeding $1 million paid to a named executive officer in the Summary Compensation Table. This deduction limit does not apply to "performance-based compensation." The Compensation Committee believes that the necessary steps have been taken to qualify as performance-based compensation the compensation paid under the cash performance bonus and stock option portions of the Company's compensation program.

Chief Executive Officer

In setting the Chief Executive Officer's compensation, the Compensation Committee makes the same determination with regard to salary, cash performance bonus and stock options as discussed above for the other named executive officers. For fiscal 1999, the increase in the Chief Executive Officer's salary over the prior fiscal year resulted in a salary lower than the target salary produced by the regression analysis discussed above

Robert C. Connor
John Paul Hammerschmidt
Will D. Davis, Chairman

Company Performance

The graph below compares for each of the last five fiscal years the cumulative total returns on the Company's Class A Common Stock, the Standard & Poor's 500 Index and the Standard & Poor's Department Stores Index. The cumulative total return on the Company's Class A Common Stock assumes $100 invested in such stock on January 29, 1995 and assumes reinvestment of dividends.

The following data points are submitted in lieu of the graphic presentation:
Investment	1995	1996	1997	1998	1999

Dillard	$114.29	$115.75	$136.77	$96.98	$75.69

S&P 500	138.89	175.59	222.99	295.67	318.30

S&P Department Stores	119.28	129.80	171.69	170.21	133.77

CERTAIN RELATIONSHIPS AND TRANSACTIONS

William Dillard II, Drue Corbusier, Alex Dillard and Mike Dillard are children of William Dillard.

Mr. William H. Sutton is Managing Partner of the law firm Friday, Eldredge & Clark, which is retained by the Company for legal services.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Class A Common Stock, to file with the Securities and Exchange Commission and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of stock of the Company.

To the Company's knowledge, based solely on a review of copies of reports provided by such individuals to the Company and written representations of such individuals that no other reports were required, during the fiscal year ended January 29, 2000, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

Management of the Company knows of no other matters that may come before the meeting. However, if any matters other than those referred to herein should properly come before the meeting, it is the intention of the persons named in the enclosed Proxy to vote the Proxy in accordance with their judgment.

APPROVAL OF THE 2000 INCENTIVE AND NONQUALIFIED STOCK OPTION PLAN

The Company's Board of Directors, on March 4, 2000, approved the 2000 Incentive and Nonqualified Stock Option Plan (the "Plan") pursuant to which options may be granted to certain key employees and outside directors of the Company (the "Optionees") for the purchase from time to time of shares of the Company's Class A Common Stock (the "Shares") during the term of the Plan. The number of Shares available for issuance pursuant to the Plan is 7,000,000.

The purpose of the Plan is to encourage ownership of stock in the Company by key employees and outside directors, and thereby cause such key employees and outside directors to increase their efforts on behalf of the Company. The Plan will be administered by a Executive Compensation and Stock Option Committee (the "Committee") consisting of four directors of the Company appointed by the Board of Directors. All persons designated as members of the Committee shall be "non-employee directors" as that term currently is defined or subsequently may be defined by Rule 16b-3, or any successor to such rule, of the Securities and Exchange Commission ("Rule 16b-3"), as promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"). The Committee will make the determination as to whom options shall be granted, the terms of such options, and the number of Shares to be covered by such options. In making these determinations, the Committee shall take into account the duties and responsibilities of the proposed Optionees, their present and potential contribution to the success of the Company, their past record, and such other factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.

Pursuant to the terms of the Plan, the Committee may grant either incentive stock options ("ISO's") or nonqualified stock options ("NQSO's"). ISO's are options that meet the requirements of Section 422A(b) of the Internal Revenue Code of 1986, as amended (the "Code"). NQSO's are options taxed pursuant to Section 83 of the Code and that do not receive the special tax treatment received by ISO's.

The exercise price for ISO's or NQSO's granted pursuant to the Plan shall not be less than 100% of the fair market value of an equivalent number of Shares on the date the option is granted. ISO's or NQSO'S granted pursuant to the Plan shall not be exercisable after the expiration of seven years from the date such option is granted.

If the Optionee owns 10% or more of the total combined voting power of all classes of stock of the Company, the exercise price for an ISO granted under the Plan shall not be less than 110% of the fair market value of an equivalent number of Shares on the date the option is granted and the option shall not be exercisable after the expiration of five years from the date such option is granted. To the extent that an Optionee has currently exercisable ISO's at the beginning of a calendar year with an aggregate fair market value exceeding $100,000, the excess over $100,000 cannot be treated as ISO's. The aggregate fair market value is determined by the exercise price of the option at the time of granting.

Options granted pursuant to the Plan may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution.

Optionees may exercise options granted pursuant to the Plan by paying to the Company either cash or shares of the Company's Class A Common Stock held by the Optionee. If payment for exercise of an option is made in the form of shares of the Company's Class A Common Stock, the Optionee shall be granted on the date of exercise a reload option to purchase the number of shares that equals the number of shares tendered to the Company. The price per share at which each reload option may be exercised shall be equal to the fair market value of a share on the date of grant of the reload option. The term of each reload option shall expire on the same date as that of the original option.

From time to time the Committee may modify any outstanding Option, provided no such modification shall impair the Option without the consent of the holder of the Option. The Committee may not at any time lower the option price of any outstanding Option or cancel outstanding Options for reissuance in a transaction which would cause the Plan to be a variable plan in accordance with Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" or Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123, "Accounting for Stock Based Compensation".

The Board of Directors may amend, alter or discontinue the Plan at any time. However, no amendment, alteration or discontinuation of the Plan may adversely affect any options granted prior to the time of such amendment, alteration or discontinuation. No amendment or alteration shall require stockholder approval unless such approval is required by Rule 16b-3, the listing requirements of the New York Stock Exchange, or relevant provisions of the Code.

The New York Stock Exchange requires, as a condition for listing of a company's shares, that a company obtain shareholder approval when establishing a stock option plan pursuant to which stock may be acquired by officers or directors.

This proposal to approve the Plan requires the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the annual meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE 2000 INCENTIVE AND NONQUALIFIED STOCK OPTION PLAN.

STOCKHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING

Proposals of stockholders intended to be presented at the Company's annual meeting of stockholders in 2001 must be received by the Company at its principal executive offices not later than December 15, 2000 in order to be included in the Company's Proxy Statement and form of Proxy relating to that meeting.

ANNUAL REPORTS

The Company's annual report for the fiscal year ended January 29, 2000 is being mailed with this Proxy Statement but is not to be considered as a part hereof.

INDEPENDENT PUBLIC ACCOUNTANTS

A representative of Deloitte & Touche LLP, the Company's independent public accountants for fiscal year 1999 and the current year, will be present at the meeting, will have the opportunity to make a statement, and also will be available to respond to appropriate questions.

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, MAY BE OBTAINED WITHOUT CHARGE BY ANY STOCKHOLDER WHOSE PROXY IS SOLICITED UPON WRITTEN REQUEST TO:

DILLARD'S, INC.
Post Office Box 486
Little Rock, Arkansas 72203
Attention: James I. Freeman,
Senior Vice President,
Chief Financial Officer

By Order of the Board of Directors

JAMES I. FREEMAN
Senior Vice President,
Chief Financial Officer,
Assistant Secretary
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Dillard's, Inc.

Post Office Box 486

Little Rock, Arkansas 72203 PROXY The undersigned hereby appoints

Telephone No.(501)376-5200 William Dillard and James I. Freeman as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all the shares of the Class A Common Stock of Dillard's, Inc., held of record by the undersigned on March 31, 2000, at the annual meeting of stockholders to be held on May 20, 2000, or any adjournment thereof.

1. ELECTION OF DIRECTORS.

__ FOR all Class A nominees listed below (except as marked to the contrary below)

__ WITHHOLD AUTHORITY to vote for all Class A nominees

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR AN INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

Class A Nominees

Robert C. Connor * Will D. Davis * John Paul Hammerschmidt * John H. Johnson

2. PROPOSAL TO ADOPT A STOCK OPTION PLAN FOR CERTAIN KEY EMPLOYEES.

__ FOR

__ AGAINST

__ ABSTAIN

Management of the Company supports proposals 1 and 2.

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

DATED: , 2000

Signature

Signature, if jointly held

PLEASE MARK, SIGN, DATE AND RETURN

THE PROXY CARD PROMPTLY USING THE

ENCLOSED ENVELOPE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Dillard's, Inc.

Post Office Box 486

Little Rock, Arkansas 72203 PROXY The undersigned hereby appoints

Telephone No.(501)376-5200 William Dillard and James I. Freeman as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all the shares of the Class B Common Stock of Dillard's, Inc., held of record by the undersigned on March 31, 2000, at the annual meeting of stockholders to be held on May 20, 2000, or any adjournment thereof.

1. ELECTION OF DIRECTORS.

__ FOR all Class B nominees listed below (except as marked to the contrary below)

__ WITHHOLD AUTHORITY to vote for all Class B nominees

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR AN INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

Class B Nominees

William Dillard * Calvin N. Clyde, Jr. * Drue Corbusier * Alex Dillard * Mike Dillard * William Dillard II * James I. Freeman * William H. Sutton

2. PROPOSAL TO ADOPT A STOCK OPTION PLAN FOR CERTAIN KEY EMPLOYEES.

__ FOR

__ AGAINST

__ ABSTAIN

Management of the Company supports proposals 1 and 2.

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

DATED: , 2000

Signature

Signature, if jointly held

PLEASE MARK, SIGN, DATE AND RETURN

THE PROXY CARD PROMPTLY USING THE

ENCLOSED ENVELOPE.

DILLARD'S, INC.

2000 INCENTIVE AND NONQUALIFIED STOCK OPTION PLAN

_______________________________

WHEREAS, the Board of Directors of the Company deems it in the best interest of the Company that Key Employees and Outside Directors of the Company be given an opportunity to acquire a stake in the growth of the Company as a means of assuring their maximum effort and continued association and employment with the Company; and

WHEREAS, the Board of Directors believes that the Company can best obtain these and other benefits by granting stock options to such Key Employees and Outside Directors;

NOW, THEREFORE, BE IT RESOLVED:

That the Dillard's, Inc. 2000 Incentive and Nonqualified Stock Option Plan be adopted, and that it be effective commencing May 20, 2000.

1. Purpose. The purpose of the Dillard's, Inc. 2000 Incentive and Nonqualified Stock Option Plan is to encourage ownership of stock in the Company by Key Employees and Outside Directors, and thereby cause such Key Employees and Outside Directors to increase their efforts on behalf of the Company, to effect savings, and to otherwise promote the best interests of the Company. It is intended that options granted under this Plan to Key Employees will qualify as Incentive Stock Options, provided, however, that Nonqualified Stock Options may also be granted to Key Employees and Outside Directors which do not qualify as Incentive Stock Options.

2. Definitions. As used herein, the following definitions shall apply.

a. "Board" shall mean the Board of Directors of the Company.

b. "Common Stock" shall mean Common Stock, Class A, $.01 par value per share, of the Company.

c. "Code" shall mean the Internal Revenue Code of 1986, as amended.

d. "Committee" shall mean the Committee appointed by the Board in accordance with paragraph 4(a) of the Plan.

e "Company" shall mean Dillard's, Inc.

f. "Continuous Employment" or "Continuous Status as an Employee" shall mean the absence of any interruption or termination of employment by the Company. Employment shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Company.

g. "Effective Date" shall mean May 20, 2000.

h "Employee" shall mean any person employed on a full-time basis by the Company or of any subsidiaries of the Company (as defined in Section 425(f) of the Code).

i. "Incentive Stock Option" shall mean an Option which meets the requirements of Section 422(b) of the Code.

j. "Key Employee" shall mean an Employee who, in the opinion of the Committee, can contribute significantly to the growth and profitability of, or perform services of major importance to, the Company or any subsidiaries of the Company.

k. "Nonqualified Stock Option" means an Option which does not receive the special tax treatment received by an Incentive Stock Option.

l "Option" shall mean a right to acquire Common Stock which is granted pursuant to this Plan.

m. "Option Agreement" shall mean a written agreement which sets forth the terms of each Option and is signed by an authorized officer of the Company.

n. "Optioned Stock" shall mean Common Stock subject to an Option granted pursuant to this Plan.

o. "Optionee" shall mean an Employee or Outside Director who receives an Option.

p. "Outside Director" shall mean a member of the Board who is not also an Employee.

q. "Plan" shall mean the Dillard's, Inc.2000 Incentive and Nonqualified Stock Option Plan.

r. "Share" shall mean one share of the Common Stock.

3. Shares Subject to the Plan. Except as otherwise required by the provisions of paragraph 13 hereof, the aggregate number of Shares of Common Stock deliverable upon the exercise of Options pursuant to the Plan shall not exceed seven million (7,000,000) Shares. Such Shares may either be authorized but unissued or treasury shares. If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, be available for the grant of other Options under the Plan. No Optionee may receive options covering more than one million (1,000,000) shares in any single fiscal year of the Company under the Plan.

4. Administration of the Plan.

a. Composition of Committee. The Plan shall be administered by the Executive Compensation and Stock Option Committee or any successor thereto of the Board or such other committee as determined by the Board (the "Committee"). The Committee shall solely be composed of two (2) or more "outside directors" of the Board within the meaning of Section 162(m) of the Code and applicable Treasury Regulations, or any successor to such provisions, and who are also "non-employee directors" within the meaning of Rule 16b-3, or any successor to such Rule, of the Securities Exchange Commission.

b. Powers of the Committee. The Committee is authorized (but only to the extent not contrary to the express provisions of the Plan or to resolutions adopted by the Board) to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, to determine the terms and conditions upon which Options may be exercised, to determine the form and content of Option Agreements, to construe and interpret the Plan and Option Agreements, to accelerate the exercisability of any Option, to make such other determinations necessary or advisable for the administration of the Plan and shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. A majority of the entire Committee shall constitute a quorum, and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. The Committee shall, from time to time, have the power to designate from among the Key Employees and Outside Directors the persons to whom Options will be granted. Such designation shall be in the absolute discretion of the Committee, and shall be final without approval of the Board or the stockholders. On the occasion of the designation of the Optionees, the Committee may grant additional Options to Optionees then holding Options, to some of them, or may grant Options solely or partially to new Optionees. As of the date of grant, the Committee shall fix the number of Shares to be optioned and whether the Option shall be treated as an Incentive Stock Option or as a Nonqualified Stock Option; however, no Option shall be treated as an Incentive Stock Option ten (10) years from the date this Plan is adopted by the Board or the date the Plan is approved by the stockholders of the Company, whichever is earlier. In addition, to the extent the aggregate fair market value (determined at the time the Option is granted) of Shares treated as acquired pursuant to Incentive Stock Options which are exercisable by the Optionee for the first time during any calendar year (under all incentive stock option plans of the Company or subsidiaries thereof (as defined in Section 425(f) of the Code)) exceeds $100,000, such Options (taking them into account in the order in which they were granted) shall not be treated as Incentive Stock Options. In making the determination as to whom Options shall be granted, and as to the number of Shares to be covered by such Options, the Committee shall take into account the duties and responsibilities of the proposed Optionees, their present and potential contribution to the success of the Company, their past record, and such other factors as the Committee shall deem relevant in connection with accomplishing the purposes of this Plan. Certain officers of the Company as designated by the Committee are hereby authorized to execute Option Agreements on behalf of the Company and to cause them to be delivered to the Optionees or other participants.

c. Effect of Committee's Decision. All decisions, determinations, and interpretations of the Committee shall be final and conclusive on all persons affected thereby.

5. Option Price. The exercise price of Incentive Stock Options granted under the Plan shall not be less than one hundred percent (100%) of the fair market value of a Share on the date the Option is granted, or, if the Optionee owns (within the meaning of Section 425(d) of the Code) ten percent (10%)or more of the total combined voting power of all classes of stock of the Company, one hundred ten percent (110%) of the fair market value of a Share on the date the Option is granted. The exercise price of Nonqualified Stock Options granted under the Plan shall be determined by the Committee in its complete discretion, but in no event shall the exercise price of Nonqualified Stock Options be less than one hundred percent (100%) of the fair market value of a Share on the date the Option is granted. The fair market value of a Share on a particular date shall be deemed to be the mean between the highest and lowest sales prices per share of the Common Stock on the principal national securities exchange on which the Common Stock may be listed from time to time on that date or, in either case, if there shall have been no sale on that date on the last preceding date on which such sale or sales were effected on such exchange. In the event that the method just described for determining the fair market value of the Shares shall not remain consistent with the provisions of the Code and applicable Treasury Regulations, then the fair market value per Share shall be determined by such other method consistent with the Code or Treasury Regulations as the Committee shall in its discretion elect and apply at the time of grant of the Options concerned.

6. Term of Option and Limitations on Exercise. Subject to the terms of the Plan, the Committee shall, in its discretion, establish the term of each Option granted pursuant to the Plan. Notwithstanding the foregoing, (a) an Incentive Stock Option granted under the Plan by its terms shall not be exercisable after the expiration of seven (7) years from the date such Option is granted, or, five (5) years if the Optionee owns (within the meaning of Section 425(d) of the Code) ten percent (10%) or more of the total combined voting power of all classes of stock of the Company, and (b) a Nonqualified Stock Option granted under the Plan by its terms shall not be exercisable after the expiration of seven (7) years from the date such option is granted. The Committee may also, in its discretion, establish a period or periods during which an Option may not be exercised in whole or in part or any other limitation or restriction, subject to the terms of the Plan, which the Committee may determine as a condition precedent to exercising an Option, including such provisions as deemed advisable to permit qualification of Options as Incentive Stock Options.

7. Procedures for Exercise. Any Option granted hereunder shall be exercisable at such times and under such conditions as shall be permissible under the terms of the Plan and of the Option granted to an Optionee. An Option may not be exercised for a fractional Share. An Option granted pursuant to the Plan may be exercised, subject to provisions relating to its termination and limitations on its exercise, only by (a) written notice to exercise the Option with respect to a specified number of Shares, and (b)(i) payment to the Company (contemporaneously with delivery of each such notice), in cash or Common Stock, of the amount of the Option price of the number of Shares with respect to which the Option is then being exercised, or (ii) causing the Company to receive from a broker funds to pay for the option upon the broker's receipt of stock certificates from the Company. Each such notice and payment shall be delivered, or mailed by prepaid registered or certified mail, addressed to the Treasurer of the Company at the Company's executive offices.

8. Reload Options. If payment for Shares upon the exercise of an Option ("Original Option") is made in the form of Common Stock, the Optionee shall be granted on the date of exercise an Option ("Reload Option") to purchase the number of Shares that equals the number of Shares tendered to the Company. The number of Shares tendered shall include Common Stock which is tendered in order to satisfy applicable tax withholding obligations. The price per Share at which each Reload Option may be exercised shall be equal to the fair market value of the Shares on the date of grant of the Reload Option. The term of each Reload Option shall expire on the same date as that of the Original Option. Reload Options shall not be granted to (a) an Optionee who was formerly an Employee and is no longer employed by the Company, (b) an Optionee who was formerly an Outside Director and is no longer a member of the Board, or (c) any other person other than the Optionee.

9. Exercise During Employment or Following Death. Unless otherwise provided in the Option Agreement, an Option may be exercised by an Optionee who is an Employee only while the Optionee is an Employee and has maintained Continuous Status as an Employee since the date of the grant of the Option, or after the termination of the Optionee's status as an Employee within one (1) year after such termination (but not later than the date on which the Option would otherwise expire) if the Optionee becomes Disabled, as determined by the Committee, or for any other termination within three (3) months after such termination (but not later than the date on which the Option would otherwise expire), except if the Optionee would have been entitled to exercise the Option immediately prior to death, such Option of the deceased Optionee may be exercised within twelve (12) months (but not later than the date on which the Option would otherwise expire) from the date of death by the personal representatives of the Optionee's estate, or person or persons to whom the Optionee's rights under such Option shall have passed by will or by laws of descent and distribution. The Committee's determination whether an Optionee's employment has ceased, and the effective date thereof, shall be final and conclusive on all persons affected thereby.

10. Form of Stock Certificates. Stock certificates to be issued or transferred pursuant to Options granted under this Plan shall be made in favor of the Optionee, or the Optionee and Optionee's spouse as joint tenants.

11. Optionee's Certification. If the underlying Shares are not registered under the Securities Act of 1933 and applicable state securities laws at the time of exercise of an Option, then the Optionee shall agree that the Optionee will purchase the Shares under such Option for investment and not with any present intention to re-sell the same, and shall agree to sign a certificate to such effect at the time of exercising the Option.

12. Non-Transferability of Options. Options granted under the Plan may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution. Notwithstanding the foregoing sentence to the contrary, the Committee may, in its sole discretion, permit an Optionee to transfer all or a portion of an Option to the Optionee's family members, a trust or partnership for the benefit of the Optionee's family members or to a charity. An Option may be exercised, during the lifetime of the Optionee, only by the Optionee.

13. Effect of Change in Stock Subject to the Plan. In the event that each of the outstanding Shares of Common Stock (other than Shares held by dissenting shareholders) shall be changed into or exchanged for a different number or kind of Shares of stock of the Company or another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, stock dividend, split-up, combination of Shares, or otherwise), then, in the sole discretion of the Committee, there shall be substituted for each Share of Common Stock then under Option or available for Option the number and kind of Shares of stock into which each outstanding Share of Common Stock (other than Shares held by dissenting shareholders) shall be so changed or for which each such Share shall be so exchanged, together with an appropriate adjustment of the Option Price. In the event there shall be any other change in the number of, or kind of, issued Shares of Common Stock, or of any stock or other securities into which such Common Stock shall have been changed, or for which it shall have been exchanged, then if the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in the number, or kind, or Option price of Shares then subject to an Option or available for Option, such adjustment shall be made by the Board and shall be effective and binding for all purposes of this Plan.

14. Time of Granting Options. The date of grant of an Option under the Plan shall, for all purposes, be the date reflected on the written grant of the Option to the Optionee. An Option Agreement shall be given to each Employee or Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

15. Modification of Options. At any time and from time to time the Committee may modify any outstanding Option, provided no such modification shall impair the Option without the consent of the holder of the Option. The Committee may not at any time lower the option price of any outstanding Option or cancel outstanding Options for reissuance in a transaction which would cause the Plan to be a variable plan in accordance with Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" or Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123, "Accounting for Stock Based Compensation". Any Incentive Stock Options outstanding under the Plan may be amended, if necessary, in order to retain such qualification.

16. Tax Withholding. The Company shall have the right to deduct or withhold any taxes required by law to be withheld upon the exercise of an Option. The Committee may require the Optionee (or, in the event of the death of the Optionee, the personal representatives of the Optionee's estate, or person or persons to whom the Optionee's rights under such Option shall have passed by will or by laws of descent and distribution) to remit to the Company the amount of any taxes required to be withheld, or, in lieu thereof, the Company may withhold (or the Optionee may be provided the opportunity to elect to tender) the number of shares of Common Stock equal in fair market value to the amount required to be withheld.

17. Amendment and Termination of the Plan. The Committee or Board of Directors may amend, alter or discontinue the Plan, but no amendment or alteration shall be made without the approval of the stockholders of the Company if such approval is necessary to comply with the performance-based compensation exception under Section 162(m) of the Code and applicable Treasury Regulations. No amendment, alteration or discontinuation of the Plan shall adversely affect any Options granted prior to the time of such amendment, alteration or discontinuation.

18. Conditions Upon Issuance of Shares. Shares must not be issued with respect to any Option granted under the Plan unless the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities law, and the requirements of any stock exchange upon which the Shares may then be listed. Inability of the Company to obtain from any regulatory body or authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the non-issuance or sale of such Shares. As a condition to the exercise of an Option, the Company may require the person exercising an Option to make such representations or warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

19. Reservation of Shares. The Company, during the term of this Plan, will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.